UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 1, 2022

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14201 Dallas Parkway

Dallas, TX 75254

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 (b) and (e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ronald A. Rittenmeyer, who had served as the Executive Chairman of Tenet Healthcare Corporation (the “Company”) and as a member of the board of directors of the Company (the “Board”), resigned due to personal health reasons effective as of October 1, 2022. The Board appointed J. Robert Kerrey as Chairman of the Board effective as of October 1, 2022, and reduced the number of authorized directors on the Board to ten.

On October 1, 2022, the Company entered into a letter agreement with Mr. Rittenmeyer pursuant to which the Company has agreed to treat Mr. Rittenmeyer’s resignation as a termination on account of disability pursuant to the terms of his employment agreement. A copy of the letter agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Senator Kerrey first joined the Board in 2001, and served most recently as Lead Director. Senator Kerrey has served as Managing Director at Allen & Company, an investment firm, since 2014, and as Executive Chairman of the Minerva Institute for Research and Scholarship since 2013. Prior to joining the Board, Senator Kerrey served as a United States senator from the state of Nebraska. Senator Kerrey holds a Bachelor of Science degree in pharmacy from the University of Nebraska. Additional information regarding Senator Kerrey’s business experience is included in the Company’s SEC filings and on its website.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter Agreement between Tenet Healthcare Corporation and Ronald Rittenmeyer, dated October 1, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: October 3, 2022	By:	/s/ Thomas Arnst
	Name:	Thomas Arnst
	Title:	Executive Vice President, Chief Administrative Officer, Corporate Secretary and General Counsel

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